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                                  EXHIBIT 99.1

                               ZARING HOMES, INC.

              PROXY - ANNUAL MEETING OF SHAREHOLDERS, MAY 8, 1997
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder appoints Allen G. Zaring, III, John R. Brooks and John H. Wyant and each of them, as attorneys, with full power of substitution, to vote all shares in ZARING HOMES, INC. that the undersigned is entitled to vote at the annual meeting of Zaring's shareholders to be held at The Blue Ash Conference Center, 5901 Pfeiffer Road, Cincinnati, Ohio 45242, on Thursday, May 8, 1997 at 9:00 A.M. and at any adjournment thereof, upon the matters indicated below and fully described in Zaring's proxy statement dated April 7, 1997 as well as upon any other matter properly coming before the meeting.

     The shares represented by this proxy will be voted as directed or, if no direction is specified, will be voted FOR the election of Directors, FOR the formation of a holding company structure and adoption of a related Plan and Agreement of Merger and FOR confirmation of the appointment of independent auditors.

1. Election of Directors:

       FOR all nominees  [  ]                 WITHHOLD AUTHORITY   [  ]
       (except as noted below)                to vote for all nominees

   Nominees: Allen G. Zaring, III, John R. Brooks, George E. Casey, Jr., Murat
             H. Davidson, Daniel W. Geeding, Robert N. Sibcy and John H. Wyant

   For, except votes withheld from the following nominee(s): _________________

2. To approve the formation of a holding company structure and adopt a related Agreement and Plan of Merger

    [  ] FOR               [  ] AGAINST             [  ] ABSTAIN

                    (Continued, and to be dated and signed on the reverse side)


3. To confirm appointment of Arthur Andersen L.L.P. as independent auditors of the Company for fiscal year 1997.

    [  ] FOR               [  ] AGAINST             [  ] ABSTAIN

4. In their discretion, to act upon such other matters as may properly come before the meeting.

                               Please sign name(s) exactly as printed hereon. In signing as attorney, administrator, executor, guardian or trustee, please give title as such.

                                                             NUMBER OF SHARES

                               Date: ___________________________________, 1997

                               -----------------------------------------------
                                                Signature

                               -----------------------------------------------
                                         Signature if held jointly

                                VOTES MUST BE INDICATED (X) IN BLACK OR BLUE
                                INK. PLEASE MARK, SIGN AND RETURN THIS PROXY
                                CARD PROMPTLY, USING THE ENVELOPE PROVIDED.


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                               ZARING HOMES, INC.
                            RETIREMENT SAVINGS PLAN

              PROXY - ANNUAL MEETING OF SHAREHOLDERS, MAY 8, 1997
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder appoints PNC Bank, Ohio, National Association, which acts as Trustee for the Zaring Homes, Inc. Retirement Savings Plan (the "RSP Plan"), as attorney, to vote all shares in ZARING HOMES, INC. which have been allocated to the account of the undersigned pursuant to the RSP Plan at the annual meeting of Zaring's shareholders to be held at The Blue Ash Conference Center, 5901 Pfeiffer Road, Cincinnati, Ohio 45242, on Thursday, May 8, 1997 at 9:00 A.M. and at any adjournment thereof, upon the matters indicated below and fully described in Zaring's proxy statement dated April 7, 1997 as well as upon any other matter properly coming before the meeting.

     The shares represented by this proxy will be voted as directed or, if no direction is specified, will be voted FOR the election of Directors, FOR the formation of a holding company structure and adoption of a related Plan and Agreement of Merger and FOR confirmation of the appointment of independent auditors.

1. Election of Directors:

      FOR all nominees [  ]                   WITHHOLD AUTHORITY [  ]
      (except as noted below)                 to vote for all nominees

   Nominees: Allen G. Zaring, III, John R. Brooks, George E. Casey, Jr., Murat
             H. Davidson, Daniel W. Geeding, Robert N. Sibcy and John H. Wyant

   For, except votes withheld from the following nominee(s): __________________

2. To approve the formation of a holding company structure and adopt a related Agreement and Agreement of Merger

    [  ] FOR                [  ] AGAINST              [  ] ABSTAIN

                    (Continued, and to be dated and signed on the reverse side)


3. To confirm appointment of Arthur Andersen L.L.P. as independent auditors of the Company for fiscal year 1997.

    [  ] FOR                [  ] AGAINST              [  ] ABSTAIN

4. In their discretion, to act upon such other matters as may properly come before the meeting.

                                Please sign name(s) exactly as printed hereon. In signing as attorney, administrator, executor, guardian or trustee, please give title as such.

                                                              NUMBER OF SHARES

                                Date: ___________________________________, 1997

                                -----------------------------------------------
                                                 Signature

                                -----------------------------------------------
                                         Signature if held jointly

                                VOTES MUST BE INDICATED (X) IN BLACK OR BLUE
                                INK. PLEASE MARK, SIGN AND RETURN THIS PROXY
                                CARD PROMPTLY, USING THE ENVELOPE PROVIDED.